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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-66330) of Princeton Video Image, Inc. of our report dated March 31, 2003 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Florham Park, New Jersey
March 31, 2003